UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2007

                         SunCom Wireless Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                     1-15325                    23-2974475
  (State or other              (Commission                (I.R.S. Employer
   jurisdiction of             File Number)               Identification No.)
   incorporation)

                                1100 Cassatt Road
                              Berwyn, Pennsylvania
                                      19312
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (610) 651-5900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 31, 2007, in connection with our previously-disclosed debt-for-equity exchange transaction, we entered into an agreement with a wholly-owned subsidiary for the primary purpose of implementing a 1-for-10 reverse stock split (accomplished through a merger with the wholly-owned subsidiary) immediately prior to the exchange transaction to ensure sufficient authorized shares of Class A common stock were available for the exchange transaction. As previously disclosed, the reverse stock split and the exchange transactions both closed on May 15, 2007.

The reverse stock split agreement also provided for the potential issuance of additional shares to holders of Class A common stock immediately prior to the merger in the event we did not take certain steps with respect to a potential sale of the company. On or about June 21, 2007, the actions contemplated by the reverse stock split agreement had occurred and, therefore, as long as our board of directors does not terminate the sale transaction process before September 21, 2007 (other than by a vote of at least 90% of the board of directors), this contingent right to receive additional shares will terminate in accordance with the terms of the reverse stock split agreement. If our board of directors decides to terminate the sale process by vote of a majority of less than 90% of the board, then we would be required to issue 0.014451 shares of Class A common stock on a post-split basis for each share of Class A common stock on a pre-split basis held immediately prior to the merger, or approximately 1.0 million shares in the aggregate.

On July 11, 2007, we issued a press release announcing that trading of our Class A common stock will resume on the New York Stock Exchange on Friday, July 13, 2007, under the symbol "TPC". A copy of the press release is attached as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

          (d) Exhibits:

              99.1    Press Release dated July 11, 2007.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SUNCOM WIRELESS HOLDINGS, INC.





Date:  July 11, 2007                    By:/s/ Eric Haskell
                                           ---------------------------------
                                           Eric Haskell
                                           Executive Vice President and
                                           Chief Financial Officer

                                                                  Exhibit 99.1


[SUNCOM LOGO]



                                               MEDIA CONTACTS:
                                               Rose B. Cummings, APR
                                               Executive Director of Corporate
                                               Communications
                                               (704) 858-5199
                                               media@suncom.com
                                               or
                                               Denise DesChenes/Kara Findlay
                                               Sard Verbinnen & Co
                                               (212) 687-8080

                                               ANALYST CONTACT:
                                               Steven M. Somers, CFA
                                               Executive Director of Investor
                                               Relations
                                               & Corporate Development
                                               (610) 651-5900
                                               ssomers@suncom.com



                    SUNCOM WIRELESS TO RESUME TRADING ON NYSE


BERWYN, Pa., July 11, 2007 - SunCom Wireless Holdings, Inc. today announced the company's Class A common stock will resume trading on the New York Stock Exchange (NYSE) under the ticker symbol "TPC," effective Friday, July 13, 2007. Following SunCom's appeal of the NYSE's December 19, 2006 suspension of trading, NYSE Regulation recommended, and the NYSE Regulation Board of Directors' Committee for Review determined, that trading of SunCom's Class A common stock on the NYSE should resume. SunCom Wireless shares have been trading on the OTC Bulletin Board most recently under the ticker symbol "SCWH" since the suspension, which was based on a determination of non-compliance with NYSE's market capitalization standard.

Michael E. Kalogris, chairman and chief executive officer of SunCom Wireless, said, "I am thrilled SunCom Wireless is again trading on the New York Stock Exchange. This marks yet another milestone in the transformation SunCom began in early 2006. Since then we have seen five straight quarters of growth in all of our key metrics, including subscribers, revenues, ARPU and cash flow. This progress demonstrates both SunCom's successful implementation of our business strategy, as well as our employees' deep commitment to providing outstanding service to more than 1 million wireless subscribers in the southeastern portion of the United States, Puerto Rico and U.S. Virgin Islands."

Kalogris continued, "We expect this organic growth to continue, supported by our significantly improved financial stability and flexibility resulting from our recent debt-for-equity exchange and under the leadership of our newly constituted board of directors, who bring deep financial and telecom operations experience. Combined, these factors effectively position us for operational success in the near- and long-term."


About SunCom Wireless

SunCom Wireless Holdings, Inc. is a leader in offering digital wireless communications services to consumers in the Southeastern United States, Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom Wireless is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts. For more information about SunCom Wireless products and services, visit http://www.suncom.com or call 877-CALL-SUN (1-877-225-5786).

Forward-Looking Statements

Statements in this press release regarding SunCom Wireless's business that are not historical facts may be forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from any such forward-looking statements are identified in SunCom's final prospectus dated June 19, 2007 and other documents SunCom Wireless files from time to time with the U.S. Securities and Exchange Commission.



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